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                                                                    Exhibit 23.3


                              Fish & Richardson PC
                                Attorneys at Law
                        225 Franklin Street, Suite 3100
                             Boston, MA 02110-2804
                            TELEPHONE (617) 542-5070
                            FACSIMILE (617) 542-8906



                                                  December 17, 1998



Dragon Systems, Inc.
320 Nevada Street
Newton, Massachusetts 02160


     Re: Dragon Systems, Inc.
         Registration Statements on Form S-1


Dear Sirs:

     We hereby consent to the reference to our firm under the caption "Experts" in the Dragon Systems, Inc.'s Registration Statement on Form S-1.


                                                   BEST REGARDS,

                                                   FISH & RICHARDSON P.C.


                                                   By: /s/ Charles C. Winchester
                                                       -------------------------
                                                       Charles C. Winchester